Renewal     　Housing Lease Contract　　　　Transaction No.09-2-00004282
Lessor　　Sanji Kato　　　　　　　　　(hereinafter called【A】) and
Lessee　　Mediasite K.K.　(hereinafter called【B】) went into this housing lease contract
(hereinafter called【this Contract】)with under-mentioned terms and conditions.
Description of the Lease

Name	Kase Building 2F Room No.202
Location	19-17 1-chome Sumiyoshi Koto-ku Tokyo
Structure/Size	Steel frame 4-story Building
Lease Space	Occupied area 28.16㎡
Rent - Contract term

Rent	Monthly 80,000 yen	CAM	Monthly －
Security Deposit	80,000 yen		－
Guarantee Money	－		－
Remuneration	－		－
Renewal fee	New Rent 1 month	Cancellation	1 month before
Contract term	November 2, 2019 ～ November 1, 2021
Inhabitant

Inhabitant	Name	Age	Relation	Workplace - School
	Shuji Sakamoto	51	Himself	Mediasite K.K.

Payment to:

Receiving Account	Name of Bank	The Tokyo Higashi Shinkin Bank Sumiyoshi Branch
	Type of Account	Ordinary Account	Account No.	16860
	Phonetic Transcription
	Account Holder	Sanji Kase
Payment due date and payment method of monthly Rent

■ Bank transfer of Rent for the following month to above account (bank commission to be paid by B)
Special Provision

●B shall bear the following amount of cleaning cost for occupied space at the time of quit and surrender.
　　　　Actual cost
●Any matter not stipulated in this Contract shall follow former contractual clauses.
●B shall bear the cost of removing cigarette tar stain and odor, which cannot be handled by regular cleaning process.
●It is prohibited to keep pets or bring in and use(play)the piano.
●It is prohibited to use oil stove and bring its fuel (kerosene) in to the housing space.

Date of Contract Conclusion　November 2, 2019

Lessor【A】	Address	1-19-17 Sumiyoshi Koto-ku Tokyo
	Name	Sanji Kato	TEL No.	03-3631-0575

Lessee【B】	Address	8F Shinbashi-Sumitomo Building 5-11-3 Shinbashi Minato-ku Tokyo
	Phonetic Signs		TEL No.	03 – 6452 - 9043
	Name	Mediasite K.K. Hisatoshi Nakagawa, Rep. Director	Mobile No.	- -
e-mail
	Workplace		TEL No.	- -
Location

Joint/Several Guarantor	Address
	Phonetic Signs		TEL No.	- -
	Name	Registered stamp	Mobile No.	- -
Relationship
	Workplace		TEL No.	- -
Location

Emergency Contact	Address	8F Shinbashi-Sumitomo Building 5-11-3 Shinbashi Minato-ku Tokyo
	Phonetic Signs		TEL No.	03 – 6452 - 9043
	Name	Mediasite K.K. Hisatoshi Nakagwa Rep. Director	Mobile No.	- -
Relationship
	Workplace		TEL. No.	- -
Location

Mediating Agency	License No. Office Location Trade name Rep. Name TEL	Tokyo Governor ༈4༉83270 3-4-10 Kinshi Sumida-ku Tokyo 4F Togoshi Building CLC Corporation, Inc. Mitsuhiro Shishikura 03-5637-3071	License No. Office Location Trade Name Rep. Name TEL NO.
Transaction Manager*	Registry No. Name	(Saitama) 078490 Mizuho Ishii stamp	Registry No. Name	Stamp
*Residential Land and Building Transaction Manager

Maintenance Company	Location	Lessor’s own maintenance	貸主自主管理
Name
Contact

Receipt of Keys	maker	Number	Key No	Maker	Number	Key No
We will return the keys upon quit and surrender. Should they get lost, we assure you we will bear replacement costs of the cylinder keys.
Duly received above keys: Date Month Year stamp